                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-1241

                            Eaton Vance Growth Trust
               (Exact Name of Registrant as Specified in Charter)

     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 Alan R. Dynner
     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Name and Address of Agent for Services)

                                 (617) 482-8260
                                 --------------
                         (Registrant's Telephone Number)

                                    August 31
                             Date of Fiscal Year End
                                 August 31, 2003
                            Date of Reporting Period

ITEM 1. REPORTS TO STOCKHOLDERS

[EATON VANCE(R) MANAGED INVESTMENTS LOGO]

[GRAPHIC]

ANNUAL REPORT AUGUST 31, 2003

EATON VANCE
INFORMATION
AGE
FUND

                                EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                          EATON VANCE DISTRIBUTORS,INC.

                                 PRIVACY NOTICE

     The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

     - Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

     - None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

     - Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

           For more information about Eaton Vance's privacy policies, call: 1-800-262-1122.


                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

     The Securities and Exchange Commission (SEC) permits mutual funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

     EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

     If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

     Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

From time to time, mutual funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE INFORMATION AGE FUND as of August 31, 2003
LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS E. FAUST JR.]
Thomas E. Faust Jr.
President

Eaton Vance Information Age Fund ("the Fund") Class A shares had a total return of 13.91% during the year ended August 31, 2003. That return was the result of an increase in net asset value (NAV) per share from $11.14 on August 31, 2002, to $12.69 on August 31, 2003.(1)

Class B shares had a total return of 13.22% for the same period, the result of an increase in NAV per share from $11.27 to $12.76.(1) Class C shares had a total return of 13.16% for the same period, the result of an increase in NAV per share from $10.87 to $12.30.(1) Class D shares had a total return of 13.20% for the same period, the result of an increase in NAV per share from $6.74 to $7.63.(1)

By comparison, the Morgan Stanley Capital International World Index had a return of 10.92% for the one-year period ended August 31, 2003.(2)

AFTER A FALSE START, A CAUTIOUS BUT SUSTAINED RECOVERY IN THE STOCK MARKETS ...

The Fund rebounded convincingly since stocks appeared to bottom late in the last fiscal year. Last fall, there appeared to be stirrings of economic improvement, both in the U.S. and abroad, and stocks rebounded strongly. However, the lead-up to the Iraq War created great anxiety, more accounting scandals surfaced, the SARS epidemic curtailed activity in Asia, and many businesses refrained from making investment commitments. Thus, the markets declined again amid all the uncertainty. However, since the onset of the war in Iraq, we believe the market has found its legs again, and there were hints of economic improvement over the summer. Accordingly, both the U.S. and international markets have rebounded significantly.

EXPANDING OUR INVESTMENT OPPORTUNITIES WITH EATON VANCE GLOBAL GROWTH FUND ...

The Board of Trustees has approved changes to the name and investment policies of the Fund, which will be renamed Eaton Vance Global Growth Fund. These changes are effective January 1, 2004, and are discussed in the interview that follows with Portfolio Managers Martha Locke and Jacob Rees-Mogg.

                                              Sincerely,


                                              /s/ Thomas E. Faust Jr.
                                              Thomas E. Faust Jr.
                                              President
                                              October 20, 2003

FUND INFORMATION
as of August 31, 2003

PERFORMANCE(3)                                  CLASS A        CLASS B       CLASS C      CLASS D
---------------------------------------------------------------------------------------------------
Average Annual Total Returns (at
  net asset value)
One Year                                            13.91%        13.22%        13.16%        13.20%
Five Years                                           6.48          5.89          5.87          N.A.
Life of Fund+                                        8.22          7.77          7.34        -10.33

SEC Average Annual Total Returns (including
  sales charge or applicable CDSC)
One Year                                             7.36%         8.22%        12.16%         8.20%
Five Years                                           5.23          5.57          5.87          N.A.
Life of Fund+                                        7.42          7.77          7.34        -11.80

+ Inception Dates - Class A: 9/18/95; Class B: 9/18/95; Class C: 11/22/95; Class
  D: 3/9/01


TEN LARGEST HOLDINGS(4)
-----------------------
Sindo Ricoh Co.                          2.8%
Promotora de Informaciones S.A.          2.7
St. Ives PLC                             2.6
EMAP PLC                                 2.4
Television Broadcasts, Ltd.              2.3
Pearson PLC                              2.0
Trinity Mirror PLC                       2.0
Microchip Technology, Inc.               1.9
Flextronics International Ltd.           1.7
HMV Group PLC                            1.7

(1) These returns do not include the 5.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B, Class C, and Class D shares.

(2) The MSCI World Index is an unmanaged index of global stocks. It is not possible to invest directly in an Index.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B and Class D reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC. Class A shares redeemed within three months of purchase (including exchanges) are subject to a 1% redemption fee.

(4) Ten largest holdings accounted for 22.1% of the Portfolio's net assets. Holdings are subject to change.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

MANAGEMENT DISCUSSION

AN INTERVIEW WITH MARTHA LOCKE AND HON. JACOB REES-MOGG, CO-PORTFOLIO MANAGERS OF INFORMATION AGE PORTFOLIO

[PHOTO OF MARTHA LOCKE]
Martha Locke
Co-Portfolio Manager

Q: CAN YOU GIVE THE SHAREHOLDERS A SUMMARY OF THE FUND'S PERFORMANCE OVER THE PAST YEAR?

A: MS. LOCKE: From the beginning of our fiscal year in September 2002, the Fund's Class A shares have outperformed its benchmark, the MSCI World Index, by about 300 basis points (3.0%).* During this time the market has continued to be volatile, with the July 2002 lows being tested in October 2002 and then again in March 2003. For much of the fiscal year we have tried to be rather defensive, owning significant positions in the publishing and business services industries, both of which have historically had strong cash flows and relatively better earnings stability in economic downturns. As the outlook for economic recovery has improved, we have added more cyclically sensitive stocks to the Portfolio.

[CHART]

GEOGRAPHIC DISTRIBUTION+
As a percentage of net assets

     United States                            50.8%
     Australia/New Zealand                     3.0%
     Japan                                     5.8%
     Other Asia                                7.6%
     Other Europe                              6.8%
     Other North America                       3.2%
     Republic of Korea                         7.7%
     United Kingdom                           15.1%

+ As of August 31, 2003. Geographic distribution subject to change due to active management.

[PHOTO OF HON. JACOB REES-MOGG]
Hon. Jacob Rees-Mogg
Co-Portfolio Manager

Q: WHAT FACTORS ACCOUNTED FOR THE FUND'S OUTPERFORMANCE VERSUS THE BENCHMARK DURING THE TIME PERIOD?

A: MS. LOCKE: Our over-weightings in the consumer discretionary and information technology sectors led the Fund's outperformance over the past year, as well as good stock selection in most sectors. Certain specialized advertising-based stocks in the U.S. were strong performers, as were international newspaper stocks. Other international ad-based media picks proved fruitful, in addition to a number of business equipment and services stocks. Offsetting some of the gains were holdings in stocks where earnings misses were particularly punishing. The U.S. telecommunications sector continued to suffer from the excesses of over-investment and overcapacity, but we have minimized our exposure to this group over the past year.

     As is typical of the Fund, we have minimal or no exposure in consumer staples, energy, utilities and financial services, and in most instances here, this has helped us advance faster than the benchmark. However, one characteristic of the market's move since March 2003 has been the recovery of low-quality names. The riskiest, most highly leveraged companies have been the strongest gainers, while strong companies with the best balance sheets have not showed the same percentage gains. This has caused the Fund's gain since March 2003 to be lower than, for instance, the technology-heavy NASDAQ Index.* Nevertheless, we continue to focus on stocks we believe to be reasonably priced in relation to their fundamental value that will grow in value over time, which we believe is the best way to capture growth while minimizing risk.

* It is not possible to invest directly in an Index.

Q:   WHAT FACTORS ACCOUNTED FOR THE FUND'S RETURNS ON THE INTERNATIONAL SIDE?

A: MR. REES-MOGG: The market this year really had two halves. For the first six months of the Fund's fiscal year, the markets remained as difficult as they had been since early 2000; therefore, we wanted to be extremely defensive and cautious in our holdings. Then, from about March of 2003, the markets bottomed and had quite a strong rally thereafter. We saw oversold stocks bounce back considerably; indeed, some stocks recovered more than perhaps was warranted.

     Japan, which had been weaker for much longer than other international markets, saw perhaps the most dramatic recovery. Japan had experienced an approximately 13-year bear market, which bottomed in March 2003, and recovered approximately 50% after that. We added to our holdings in Japan over the past year, and that was one of the factors that aided our performance versus the benchmark. To a lesser extent, this recovery was also evident in European markets and in the United Kingdom. While the rebound wasn't quite as pronounced in the U.K. as it was elsewhere, telecommunications-oriented stocks were stronger performers, and that also contributed to the Fund's performance.

     Stock selection and asset allocation also played a part. South Korea, for example, gave us some strong performers, such as telecommunications and equipment manufacturers that we had purchased at low price-to-earnings ratios. However, despite a rebound in telecommunications-related stocks over the time period, we remain cautious in this volatile area. We have seen these stocks recover rather more quickly than other sectors, to the point where we believe some may be now trading above their fair valuations.

Q:   WHAT ARE YOUR EXPECTATIONS GOING FORWARD?

A: MR. REES-MOGG: Areas such as broadcasting and publishing have seen the return of ordinary valuations; recovery in this area appears much more sustainable, in our opinion. We had seen a sharp contraction in advertising markets globally over the past several years, but 2003 saw an advertising recovery. The cost basis of most media companies is relatively fixed, but their income is very dependent on advertising revenues, which are so highly-geared that if advertising rises by even 1% or 2%, that has an impact on the bottom line. Generally, we feel optimistic about earnings for these companies.

     After a difficult number of years, we believe things are getting back to an easier investment environment for the areas that we invest in and that there are now good opportunities and reasonable valuations. I hope that there will be less of a roller-coaster ride than we have seen over the past five years.

[CHART]

FIVE LARGEST INDUSTRY POSITIONS+
As a percentage of total net assets

     Publishing                                      14.9%

     Broadcasting                                    11.4%

     Computers and Business Equipment                 8.9%

     Entertainment                                    6.3%

     Diversified Telecommunication Services           5.9%

+ As of August 31, 2003. Industry positions subject to change due to active management.

     MS. LOCKE: We are generally more positive about the economic picture over the next year. Massive tax cuts and 18 months of falling interest rates are providing stimulus to the U.S. economy. We believe that even the recent, moderate back-up in interest rates, while slowing mortgage refinancing activity, has served to dispel fears about disinflation. Meanwhile, the Federal Reserve has suggested it will continue to hold interest rates at their still-low level. Signs of improving business investment have been spotty, but national advertisers have signaled more confidence by stepping up their ad placements, and U.S. consumers - the stalwarts of the economy
     - have continued to spend. However, we do expect consumer spending to be somewhat less robust going forward, as the "liquification" process of home mortgage refinancing begins to slow down.

     Given the market's sharp rebound since last spring, especially in the more speculative names, we believe that we are likely to see some correction while economic data have time to catch up. Nevertheless, it is our opinion that businesses are generally in strong shape, having pared costs and strengthened their balance sheets, and corporate boards are on notice that they need to provide more effective oversight. We believe the stage is now set for a rebound in corporate profits with even modest increases in revenue, and we believe stocks will continue to reflect that growing likelihood. While we think the market is still apt to be choppy and earnings misses punishing, we are considerably more optimistic about the near future than a year ago.

     THE VIEWS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGERS AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND EATON VANCE DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FUND.

Q: THE BOARD OF TRUSTEES HAS APPROVED A CHANGE TO THE FUND'S NAME AND ITS POLICY OF INVESTING 80% OF ITS ASSETS IN "INFORMATION AGE COMPANIES." CAN YOU PLEASE ELABORATE?

A: MR. REES-MOGG: Effective January 1, 2004, the Fund's name will change to "Eaton Vance Global Growth Fund" and the Fund will no longer be required to invest at least 80% of its net assets in information age companies. While we continue to believe that information-driven companies have better-than-average growth prospects, the prospectus definition of information age companies excludes many companies driven by specialized, technology-oriented information (such as biotechnology and online trading companies).

     MS. LOCKE: Under the Fund's revised investment policy, the Fund will be permitted to invest in a broad range of companies expected to grow in value over time. We believe that broadening the universe of stocks in which the Fund invests will enhance investment opportunities and increase sector diversification. The Portfolio has adopted the same name change and policy changes, which will also be effective January 1, 2004.

     In connection with these changes, Arieh Coll will assume management of the Portfolio's investments in the U.S. and Canada. He has been an employee of Eaton Vance and Boston Management Research (BMR) since January, 2000, and is a Vice President of Eaton Vance and BMR. Mr. Coll also manages other Eaton Vance growth portfolios. He will begin co-managing the Portfolio on or about January 1, 2004.

[CHART]

      COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE
             INFORMATION AGE FUND CLASS A VS THE MSCI WORLD INDEX*

                     SEPTEMBER 30, 1995 - AUGUST 31, 2003


                        EATON VANCE            EATON VANCE
                      INFORMATION AGE        INFORMATION AGE
                           FUND                  CLASS A                 MSCI
                        CLASS A OF                WITH                  WORLD
    DATE                   NAV                 SALES CHARGE             INDEX
--------------------------------------------------------------------------------
     9/30/1995               10000                   10,000                10000
    10/31/1995             10137.9                    9,554              9840.40
    11/30/1995             10236.5                    9,647             10179.93
    12/31/1995             10295.6                    9,703             10475.42
     1/31/1996               10335                    9,740             10662.75
     2/29/1996             10561.6                    9,954             10725.50
     3/31/1996             10581.3                    9,972             10901.75
     4/30/1996             11142.9                   10,501             11155.86
     5/31/1996             11359.6                   10,706             11163.27
     6/30/1996             11192.1                   10,548             11217.48
     7/31/1996             10502.5                    9,898             10818.79
     8/31/1996             10896.6                   10,269             10940.90
     9/30/1996             11546.8                   10,882             11367.00
    10/31/1996             11320.2                   10,669             11444.10
    11/30/1996             11842.4                   11,161             12083.16
    12/31/1996             11715.5                   11,041             11887.38
     1/31/1997             11922.6                   11,236             12028.41
     2/28/1997             11932.4                   11,246             12164.50
     3/31/1997             11518.3                   10,855             11921.62
     4/30/1997             11616.9                   10,948             12309.03
     5/31/1997             12563.6                   11,840             13066.54
     6/30/1997             13027.1                   12,277             13716.00
     7/31/1997             13648.3                   12,863             14345.47
     8/31/1997             13186.4                   12,427             13383.57
     9/30/1997             13869.4                   13,071             14108.40
    10/31/1997             13142.4                   12,386             13363.58
    11/30/1997             13483.9                   12,708             13597.79
    12/31/1997             13733.8                   12,943             13761.23
     1/31/1998             13895.2                   13,095             14142.44
     2/28/1998             15070.4                   14,203             15096.81
     3/31/1998               15923                   15,006             15731.98
     4/30/1998             15969.1                   15,050             15883.35
     5/31/1998             15715.6                   14,811             15681.92
     6/30/1998             16015.1                   15,093             16051.71
     7/31/1998             15865.4                   14,952             16023.58
     8/31/1998             13491.9                   12,715             13884.39
     9/30/1998               14091                   13,280             14127.56
    10/31/1998             14436.7                   13,606             15402.27
    11/30/1998             15323.8                   14,442             16315.82
    12/31/1998             16782.1                   15,816             17110.44
     1/31/1999               17831                   16,804             17482.62
     2/28/1999             17155.8                   16,168             17015.08
     3/31/1999             17975.6                   16,941             17721.04
     4/30/1999             19084.8                   17,986             18417.13
     5/31/1999             18795.4                   17,713             17741.67
     6/30/1999             20736.5                   19,543             18566.68
     7/31/1999             21375.5                   20,145             18508.48
     8/31/1999             20905.3                   19,702             18473.06
     9/30/1999               21496                   20,259             18291.43
    10/31/1999             22935.9                   21,616             19239.71
    11/30/1999             26208.6                   24,700             19778.47
    12/31/1999             30699.7                   28,932             21376.91
     1/31/2000             30329.9                   28,584             20150.28
     2/29/2000             33453.3                   31,527             20202.20
     3/31/2000             33699.8                   31,760             21596.04
     4/30/2000             30795.6                   29,023             20680.44
     5/31/2000             29370.9                   27,680             20154.41
     6/30/2000               30549                   28,790             20830.55
     7/31/2000             28494.2                   26,854             20241.66
     8/31/2000             29918.9                   28,197             20897.58
     9/30/2000             28631.2                   26,983             19783.95
    10/31/2000               27590                   26,002             19450.04
    11/30/2000             25028.3                   23,587             18266.70
    12/31/2000             25410.1                   23,947             18559.79
     1/31/2001             26239.7                   24,729             18917.19
     2/28/2001             23911.1                   22,535             17316.37
     3/31/2001               21146                   19,929             16176.07
     4/30/2001             22528.6                   21,232             17368.47
     5/31/2001             22353.9                   21,067             17142.15
     6/30/2001             21568.1                   20,326             16602.65
     7/31/2001             20898.6                   19,696             16380.73
     8/31/2001             19850.8                   18,708             15592.06
     9/30/2001             17755.1                   16,733             14216.07
    10/31/2001             18308.1                   17,254             14487.53
    11/30/2001               19778                   18,639             15342.41
    12/31/2001             20083.6                   18,927             15437.31
     1/31/2002             19239.5                   18,132             14968.05
     2/28/2002             19239.5                   18,132             14836.41
     3/31/2002             20301.9                   19,133             15519.67
     4/30/2002             19545.1                   18,420             14963.45
     5/31/2002             19632.5                   18,502             14988.40
     6/30/2002             17769.6                   16,747             14076.40
     7/31/2002             16183.3                   15,252             12888.67
     8/31/2002             16212.4                   15,279             12910.68
     9/30/2002             15208.2                   14,333             11489.21
    10/31/2002             16008.7                   15,087             12335.78
    11/30/2002             16998.3                   16,020             12999.00
    12/31/2002             15877.7                   14,964             12367.43
     1/31/2003             15397.4                   14,511             11990.54
     2/28/2003             14917.2                   14,058             11780.69
     3/31/2003               14728                   13,880             11741.80
     4/30/2003             16110.6                   15,183             12782.34
     5/31/2003             17172.9                   16,184             13510.09
     6/30/2003             17478.6                   16,472             13742.21
     7/31/2003             17915.2                   16,884             14019.66
     8/31/2003             18468.2                   17,405             14320.84


[CHART]

      COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE
             INFORMATION AGE FUND CLASS B VS THE MSCI WORLD INDEX*

                     SEPTEMBER 30, 1995 - AUGUST 31, 2003

                        EATON VANCE
                      INFORMATION AGE
                           FUND                                          MSCI
                        CLASS B AT                                      WORLD
    DATE                   NAV                                          INDEX
--------------------------------------------------------------------------------
     9/30/1995             10,000                                          10000
    10/31/1995             10,128                                        9840.40
    11/30/1995             10,226                                       10179.93
    12/31/1995             10,285                                       10475.42
     1/31/1996             10,315                                       10662.75
     2/29/1996             10,541                                       10725.50
     3/31/1996             10,571                                       10901.75
     4/30/1996             11,112                                       11155.86
     5/31/1996             11,329                                       11163.27
     6/30/1996             11,161                                       11217.48
     7/31/1996             10,482                                       10818.79
     8/31/1996             10,866                                       10940.90
     9/30/1996             11,516                                       11367.00
    10/31/1996             11,289                                       11444.10
    11/30/1996             11,811                                       12083.16
    12/31/1996             11,685                                       11887.38
     1/31/1997             11,892                                       12028.41
     2/28/1997             11,902                                       12164.50
     3/31/1997             11,478                                       11921.62
     4/30/1997             11,567                                       12309.03
     5/31/1997             12,513                                       13066.54
     6/30/1997             12,966                                       13716.00
     7/31/1997             13,587                                       14345.47
     8/31/1997             13,126                                       13383.57
     9/30/1997             13,808                                       14108.40
    10/31/1997             13,083                                       13363.58
    11/30/1997             13,414                                       13597.79
    12/31/1997             13,655                                       13761.23
     1/31/1998             13,811                                       14142.44
     2/28/1998             14,992                                       15096.81
     3/31/1998             15,827                                       15731.98
     4/30/1998             15,872                                       15883.35
     5/31/1998             15,627                                       15681.92
     6/30/1998             15,916                                       16051.71
     7/31/1998             15,760                                       16023.58
     8/31/1998             13,399                                       13884.39
     9/30/1998             13,989                                       14127.56
    10/31/1998             14,323                                       15402.27
    11/30/1998             15,203                                       16315.82
    12/31/1998             16,647                                       17110.44
     1/31/1999             17,683                                       17482.62
     2/28/1999             17,008                                       17015.08
     3/31/1999             17,822                                       17721.04
     4/30/1999             18,905                                       18417.13
     5/31/1999             18,614                                       17741.67
     6/30/1999             20,535                                       18566.68
     7/31/1999             21,152                                       18508.48
     8/31/1999             20,686                                       18473.06
     9/30/1999             21,257                                       18291.43
    10/31/1999             22,671                                       19239.71
    11/30/1999             25,963                                       19778.47
    12/31/1999             30,389                                       21376.91
     1/31/2000             30,007                                       20150.28
     2/29/2000             33,104                                       20202.20
     3/31/2000             33,315                                       21596.04
     4/30/2000             30,429                                       20680.44
     5/31/2000             29,005                                       20154.41
     6/30/2000             30,165                                       20830.55
     7/31/2000             28,122                                       20241.66
     8/31/2000             29,493                                       20897.58
     9/30/2000             28,202                                       19783.95
    10/31/2000             27,174                                       19450.04
    11/30/2000             24,630                                       18266.70
    12/31/2000             24,983                                       18559.79
     1/31/2001             25,766                                       18917.19
     2/28/2001             23,487                                       17316.37
     3/31/2001             20,775                                       16176.07
     4/30/2001             22,117                                       17368.47
     5/31/2001             21,936                                       17142.15
     6/30/2001             21,153                                       16602.65
     7/31/2001             20,496                                       16380.73
     8/31/2001             19,447                                       15592.06
     9/30/2001             17,392                                       14216.07
    10/31/2001             17,909                                       14487.53
    11/30/2001             19,335                                       15342.41
    12/31/2001             19,629                                       15437.31
     1/31/2002             18,790                                       14968.05
     2/28/2002             18,776                                       14836.41
     3/31/2002             19,811                                       15519.67
     4/30/2002             19,056                                       14963.45
     5/31/2002             19,125                                       14988.40
     6/30/2002             17,308                                       14076.40
     7/31/2002             15,742                                       12888.67
     8/31/2002             15,756                                       12910.68
     9/30/2002             14,777                                       11489.21
    10/31/2002             15,546                                       12335.78
    11/30/2002             16,497                                       12999.00
    12/31/2002             15,393                                       12367.43
     1/31/2003             14,917                                       11990.54
     2/28/2003             14,442                                       11780.69
     3/31/2003             14,246                                       11741.80
     4/30/2003             15,588                                       12782.34
     5/31/2003             16,609                                       13510.09
     6/30/2003             16,889                                       13742.21
     7/31/2003             17,322                                       14019.66
     8/31/2003             17,839                                       14320.84


     PERFORMANCE+                                           CLASS A    CLASS B    CLASS C    CLASS D
     -----------------------------------------------------------------------------------------------
     Average Annual Total Returns (at net asset value)

     One Year                                                 13.91%     13.22%     13.16%     13.20%
     Five Years                                                6.48       5.89       5.87       N.A.
     Life of Fund++                                            8.22       7.77       7.34     -10.33

     SEC Average Annual Total Returns (including sales charge or applicable CDSC)

     One Year                                                  7.36%      8.22%     12.16%      8.20%
     Five Years                                                5.23       5.57       5.87       N.A.
     Life of Fund++                                            7.42       7.77       7.34     -11.80

 ++ Inception Dates - Class A: 9/18/95; Class B: 9/18/95; Class C: 11/22/95;
    Class D: 3/9/01

* Source: Thomson Financial. Investment operations commenced 9/18/95. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations. The chart compares the total return of the Fund's Class A and B shares with that of a broad-based securities market Index. Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Morgan Stanley Capital International (MSCI) World Index - a broad-based index of global common stocks. An investment in the Fund's Class C shares on 11/22/95 at net asset value would have grown to $17,351 on August 31, 2003. An investment in the Fund's Class D shares on 3/9/01 at net asset value would be worth $7,630 on August 31, 2003; $7,325 with the applicable CDSC. Past performance does not predict future performance. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Index's total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in it. It is not possible to invest directly in an Index.

+ Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B and Class D reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC. Class A shares redeemed within three months of purchase (including exchanges) are subject to a 1% redemption fee.

  Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE INFORMATION AGE FUND AS OF AUGUST 31, 2003

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2003
Assets
------------------------------------------------------
Investment in Information Age Portfolio,
   at value
   (identified cost, $94,247,457)         $ 99,072,521
Receivable for Fund shares sold                 32,548
Receivable from affiliate for
   reimbursement of expenses                    39,699
Tax reclaims receivable                         24,643
------------------------------------------------------
TOTAL ASSETS                              $ 99,169,411
------------------------------------------------------
Liabilities
------------------------------------------------------
Payable for Fund shares redeemed          $    220,896
Payable to affiliate for distribution
   and service fees                             23,627
Payable to affiliate for Trustees' fees            184
Accrued expenses                                71,112
------------------------------------------------------
TOTAL LIABILITIES                         $    315,819
------------------------------------------------------
NET ASSETS                                $ 98,853,592
------------------------------------------------------
Sources of Net Assets
------------------------------------------------------
Paid-in capital                           $160,539,625
Accumulated net realized loss from
   Portfolio (computed on the basis of
   identified cost)                        (66,398,704)
Accumulated net investment loss               (116,318)
Net unrealized appreciation                      3,925
Net unrealized appreciation from
   Portfolio (computed on the basis of
   identified cost)                          4,825,064
------------------------------------------------------
TOTAL                                     $ 98,853,592
------------------------------------------------------
Class A Shares
------------------------------------------------------
NET ASSETS                                $ 32,558,941
SHARES OUTSTANDING                           2,564,985
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $      12.69
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 94.25 of $12.69)      $      13.46
------------------------------------------------------
Class B Shares
------------------------------------------------------
NET ASSETS                                $ 50,557,893
SHARES OUTSTANDING                           3,961,435
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER SHARE (NOTE 6)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $      12.76
------------------------------------------------------
Class C Shares
------------------------------------------------------
NET ASSETS                                $ 14,817,268
SHARES OUTSTANDING                           1,204,407
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER SHARE (NOTE 6)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $      12.30
------------------------------------------------------
Class D Shares
------------------------------------------------------
NET ASSETS                                $    919,490
SHARES OUTSTANDING                             120,523
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER SHARE (NOTE 6)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       7.63
------------------------------------------------------

 On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
AUGUST 31, 2003
Investment Income
-----------------------------------------------------
Dividends allocated from Portfolio (net
   of foreign taxes, $161,732)            $ 1,454,690
Interest allocated from Portfolio              82,251
Expenses allocated from Portfolio          (1,196,403)
-----------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO      $   340,538
-----------------------------------------------------

Expenses
-----------------------------------------------------
Management fee                            $   240,824
Trustees' fees and expenses                     3,174
Distribution and service fees
   Class A                                    157,247
   Class B                                    493,976
   Class C                                    145,975
   Class D                                      7,585
Transfer and dividend disbursing agent
   fees                                       319,734
Registration fees                              60,911
Printing and postage                           44,800
Legal and accounting services                  32,410
Custodian fee                                  22,415
Miscellaneous                                  15,934
-----------------------------------------------------
TOTAL EXPENSES                            $ 1,544,985
-----------------------------------------------------
Deduct --
   Reimbursement of Class A distribution
      and services fees                   $    39,699
-----------------------------------------------------
TOTAL EXPENSE REDUCTIONS                  $    39,699
-----------------------------------------------------
NET EXPENSES                              $ 1,505,286
-----------------------------------------------------
NET INVESTMENT LOSS                       $(1,164,748)
-----------------------------------------------------

Realized and Unrealized Gain (Loss)
-----------------------------------------------------
Net realized gain (loss) from Portfolio
   --
   Investment transactions (identified
      cost basis)                         $(1,088,635)
   Foreign currency and forward foreign
      currency exchange
      contract transactions                  (119,582)
-----------------------------------------------------
NET REALIZED LOSS                         $(1,208,217)
-----------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments from Portfolio (net of
      foreign taxes of $20,307)
      (identified cost basis)             $13,874,127
   Foreign currency and forward foreign
      currency exchange contracts from
      Portfolio                               (13,965)
   Foreign currency and forward foreign
      currency exchange contracts                 731
-----------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $13,860,893
-----------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $12,652,676
-----------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $11,487,928
-----------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INFORMATION AGE FUND AS OF AUGUST 31, 2003

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED       YEAR ENDED
IN NET ASSETS                             AUGUST 31, 2003  AUGUST 31, 2002
--------------------------------------------------------------------------
From operations --
   Net investment loss                     $ (1,164,748)    $ (1,816,181)
   Net realized loss                         (1,208,217)     (30,025,601)
   Net change in unrealized
      appreciation (depreciation)            13,860,893        3,853,090
--------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                         $ 11,487,928     $(27,988,692)
--------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                              $ 39,715,893     $ 49,237,607
      Class B                                 1,431,692        4,381,313
      Class C                                 4,156,195        3,544,065
      Class D                                   324,978          546,282
   Cost of shares redeemed
      Class A                               (46,763,648)     (54,577,997)
      Class B                               (12,408,956)     (20,926,404)
      Class C                                (8,056,374)      (9,232,260)
      Class D                                  (261,545)         (76,531)
--------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                      $(21,861,765)    $(27,103,925)
--------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                 $(10,373,837)    $(55,092,617)
--------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------
At beginning of year                       $109,227,429     $164,320,046
--------------------------------------------------------------------------
AT END OF YEAR                             $ 98,853,592     $109,227,429
--------------------------------------------------------------------------

Accumulated net
investment loss included
in net assets
--------------------------------------------------------------------------
AT END OF YEAR                             $   (116,318)    $   (418,721)
--------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INFORMATION AGE FUND AS OF AUGUST 31, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                  CLASS A
                                  -----------------------------------------------------------------------
                                                           YEAR ENDED AUGUST 31,
                                  -----------------------------------------------------------------------
                                    2003(1)        2002(1)        2001(1)        2000(1)        1999(1)
---------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $11.140        $13.640        $21.840        $17.340        $11.710
---------------------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------------------
Net investment loss                 $(0.088)       $(0.098)       $(0.132)       $(0.213)       $(0.217)
Net realized and unrealized
   gain (loss)                        1.638         (2.402)        (6.935)         6.939          6.469
---------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $ 1.550        $(2.500)       $(7.067)       $ 6.726        $ 6.252
---------------------------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------------------------
From net realized gain              $    --        $    --        $(1.133)       $(2.226)       $(0.622)
---------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $    --        $    --        $(1.133)       $(2.226)       $(0.622)
---------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $12.690        $11.140        $13.640        $21.840        $17.340
---------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                       13.91%        (18.33)%       (33.65)%        43.12%         54.95%
---------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
---------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $32,559        $35,502        $49,231        $68,208        $20,908
Ratios (As a percentage of
   average daily net assets):
   Net expenses(3)                     2.39%          1.99%          1.99%          1.99%          2.46%
   Net investment loss                (0.79)%        (0.76)%        (0.78)%        (0.98)%        (1.47)%
Portfolio Turnover of the
   Portfolio                             93%           107%           160%           173%           131%
---------------------------------------------------------------------------------------------------------
+  The expenses of the Fund reflect a reimbursement of Class A distribution and service fees. Had such action not been taken, the ratios and net investment loss per share would have been as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         2.52%          2.22%          2.14%          2.12%
   Net investment loss                (0.92)%        (0.99)%        (0.93)%        (1.11)%
Net investment loss per share       $(0.102)       $(0.128)       $(0.156)       $(0.241)
---------------------------------------------------------------------------------------------------------

 (1) Net investment loss per share was computed using average shares outstanding.
 (2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INFORMATION AGE FUND AS OF AUGUST 31, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                  CLASS B
                                  -----------------------------------------------------------------------
                                                           YEAR ENDED AUGUST 31,
                                  -----------------------------------------------------------------------
                                    2003(1)        2002(1)        2001(1)        2000(1)        1999(1)
---------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $11.270        $13.910        $22.380       $ 17.770        $12.030
---------------------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------------------
Net investment loss                 $(0.159)       $(0.195)       $(0.249)      $ (0.353)       $(0.284)
Net realized and unrealized
   gain (loss)                        1.649         (2.445)        (7.088)         7.189          6.646
---------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $ 1.490        $(2.640)       $(7.337)      $  6.836        $ 6.362
---------------------------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------------------------
From net realized gain              $    --        $    --        $(1.133)      $ (2.226)       $(0.622)
---------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $    --        $    --        $(1.133)      $ (2.226)       $(0.622)
---------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $12.760        $11.270        $13.910       $ 22.380        $17.770
---------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                       13.22%        (18.98)%       (34.06)%        42.58%         54.39%
---------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $50,558        $55,898        $87,092       $148,603        $49,963
Ratios (As a percentage of
   average daily net assets):
   Net expenses(3)                     3.02%          2.72%          2.64%          2.59%          2.87%
   Net investment loss                (1.42)%        (1.48)%        (1.44)%        (1.59)%        (1.88)%
Portfolio Turnover of the
   Portfolio                             93%           107%           160%           173%           131%
---------------------------------------------------------------------------------------------------------

 (1) Net investment loss per share was computed using average shares outstanding.
 (2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INFORMATION AGE FUND AS OF AUGUST 31, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                  CLASS C
                                  -----------------------------------------------------------------------
                                                           YEAR ENDED AUGUST 31,
                                  -----------------------------------------------------------------------
                                    2003(1)        2002(1)        2001(1)        2000(1)        1999(1)
---------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $10.870        $13.400        $21.610        $17.280        $11.720
---------------------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------------------
Net investment loss                 $(0.154)       $(0.187)       $(0.238)       $(0.342)       $(0.290)
Net realized and unrealized
   gain (loss)                        1.584         (2.343)        (6.839)         6.898          6.472
---------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $ 1.430        $(2.530)       $(7.077)       $ 6.556        $ 6.182
---------------------------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------------------------
From net realized gain              $    --        $    --        $(1.133)       $(2.226)       $(0.622)
---------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $    --        $    --        $(1.133)       $(2.226)       $(0.622)
---------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $12.300        $10.870        $13.400        $21.610        $17.280
---------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                       13.16%        (18.88)%       (34.07)%        42.42%         54.29%
---------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $14,817        $17,064        $27,527        $41,113        $ 6,118
Ratios (As a percentage of
   average daily net assets):
   Net expenses(3)                     3.02%          2.72%          2.64%          2.60%          2.93%
   Net investment loss                (1.42)%        (1.47)%        (1.44)%        (1.57)%        (1.94)%
Portfolio Turnover of the
   Portfolio                             93%           107%           160%           173%           131%
---------------------------------------------------------------------------------------------------------

 (1) Net investment loss per share was computed using average shares outstanding.
 (2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INFORMATION AGE FUND AS OF AUGUST 31, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                      CLASS D
                                  ------------------------------------------------
                                               YEAR ENDED AUGUST 31,
                                  ------------------------------------------------
                                    2003(1)        2002(1)          2001(1)(2)
----------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 6.740        $ 8.320           $10.000
----------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------
Net investment loss                 $(0.094)       $(0.112)          $(0.059)
Net realized and unrealized
   gain (loss)                        0.984         (1.468)           (1.621)
----------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $ 0.890        $(1.580)          $(1.680)
----------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 7.630        $ 6.740           $ 8.320
----------------------------------------------------------------------------------

TOTAL RETURN(3)                       13.20%        (18.99)%          (16.80)%
----------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $   919        $   764           $   469
Ratios (As a percentage of
   average daily net assets):
   Net expenses(4)                     3.02%          2.72%             2.62%(5)
   Net investment loss                (1.40)%        (1.44)%           (1.37)%(5)
Portfolio Turnover of the
   Portfolio                             93%           107%              160%
----------------------------------------------------------------------------------

 (1) Net investment loss per share was computed using average shares outstanding.
 (2) For the period from start of business, March 9, 2001, to August 31, 2001.
 (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INFORMATION AGE FUND AS OF AUGUST 31, 2003

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Information Age Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B, Class C and Class D shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Information Age Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at August 31, 2003). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 B Income -- The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

 C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its net investment income, if any, and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 2003, the Fund, for federal income tax purposes, had a capital loss carryover of $66,337,045 which will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryovers will expire as follows: $2,886,540 on August 31, 2009, $47,085,066 on August 31, 2010 and
   $16,365,439 on August 31, 2011. At August 31, 2003, net currency losses of $116,314 attributable to foreign currency transactions incurred after October 31, 2002 are treated as arising on the first day of the Fund's next taxable year.

 D Expenses -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

 E Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. There were no credit balances used to reduce the Fund's custodian fees for the year ended August 31, 2003.

 F Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2 Distributions to Shareholders
-------------------------------------------
   It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses and at least one distribution annually of all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated by the Portfolio to the Fund, if any.

EATON VANCE INFORMATION AGE FUND AS OF AUGUST 31, 2003

NOTES TO FINANCIAL STATEMENTS CONT'D

   Shareholders may reinvest all distributions in shares of the Fund at the per share net asset value as of the close of business on the record date.

   The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. These differences primarily relate to net operating losses.

3 Management Fee and Other Transactions with Affiliates
-------------------------------------------
   The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is based on a percentage of average daily net assets. For the year ended August 31, 2003, the fee was equivalent to 0.25% of the Fund's average net assets for such period and amounted to $240,824. Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. During the year ended August 31, 2003, EVM earned $27,465 in sub-transfer agent fees. Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organization. In addition, investment adviser and administrative fees are paid by the Portfolio to EVM and its affiliates. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $5,495 from the Fund as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2003.

4 Shares of Beneficial Interest
-------------------------------------------
   The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                               YEAR ENDED AUGUST 31,
                                              ------------------------
    CLASS A                                      2003         2002
    ------------------------------------------------------------------
    Sales                                      3,652,000    3,697,562
    Redemptions                               (4,274,648)  (4,118,925)
    ------------------------------------------------------------------
    NET DECREASE                                (622,648)    (421,363)
    ------------------------------------------------------------------

                                               YEAR ENDED AUGUST 31,
                                              ------------------------
    CLASS B                                      2003         2002
    ------------------------------------------------------------------
    Sales                                        127,764      327,834
    Redemptions                               (1,125,480)  (1,630,333)
    ------------------------------------------------------------------
    NET DECREASE                                (997,716)  (1,302,499)
    ------------------------------------------------------------------

                                               YEAR ENDED AUGUST 31,
                                              ------------------------
    CLASS C                                      2003         2002
    ------------------------------------------------------------------
    Sales                                        386,897      272,807
    Redemptions                                 (752,920)    (756,133)
    ------------------------------------------------------------------
    NET DECREASE                                (366,023)    (483,326)
    ------------------------------------------------------------------

                                               YEAR ENDED AUGUST 31,
                                              ------------------------
    CLASS D                                      2003         2002
    ------------------------------------------------------------------
    Sales                                         47,152       66,651
    Redemptions                                  (39,921)      (9,746)
    ------------------------------------------------------------------
    NET INCREASE                                   7,231       56,905
    ------------------------------------------------------------------

   Redemptions or exchanges of Class A shares made within three months of purchase (on or after February 1, 2003) are subject to a redemption fee equal to 1% of the amount redeemed. For the year ended August 31, 2003, the Fund received $1,827 in redemption fees on Class A shares, which were less than $0.01 per share.

5 Distribution and Service Plans
-------------------------------------------
   The Fund has in effect distribution plans for Class A shares (Class A Plan), Class B shares (Class B Plan), Class C shares (Class C Plan), and Class D shares (Class D Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Class A Plan provides for the payment of a monthly distribution fee to the Principal Underwriter, EVD, in an amount equal to the aggregate of
   (a) 0.50% of that portion

EATON VANCE INFORMATION AGE FUND AS OF AUGUST 31, 2003

NOTES TO FINANCIAL STATEMENTS CONT'D

   of the Fund's average daily net assets attributable to Class A shares which have remained outstanding for less than one year and (b) 0.25% of that portion of the Fund's average daily net assets attributable to Class A shares which have remained outstanding for more than one year. The Class B, Class C and Class D Plans provide for the payment of a monthly distribution fee to EVD at an annual rate not to exceed 0.75% of the Fund's average daily net assets attributable to Class B, Class C, and Class D shares, respectively, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5%, 6.25%, and 5% of the aggregate amount received by the Fund for the Class B, Class C and Class D shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts therefore paid to EVD by each respective class.

   The Fund paid or accrued $93,326, $370,332, $109,419 and $5,685, for Class A,
   Class B, Class C and Class D shares, respectively, to or payable to EVD for the year ended August 31, 2003, representing 0.30%, 0.75%, 0.75% and 0.75% of the average daily net assets for Class A, Class B, Class C and Class D shares, respectively. At August 31, 2003, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $2,400,000, $2,682,000 and $44,000 for Class B, Class C and Class D shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers, and other persons in an amount equal to 0.25%, on an annual basis, of the Fund's average daily net assets attributable to Class A shares which have remained outstanding for more than one year and in an amount equal to 0.25%, on an annual basis, of the Fund's average daily net assets attributable to Class B, Class C and Class D shares for any fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees for the year ended August 31, 2003 amounted to $63,921, $123,644, $36,556 and $1,900 for
   Class A, Class B, Class C and Class D shares, respectively.

   For the period from September 1, 2002 to December 31, 2002, EVM reimbursed Class A distribution and service fees to the extent that annual operating expenses for Class A exceeded 1.99%. Such reimbursement totaled $39,699.

   Certain officers and Trustees of the Fund are officers or directors of EVD.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares and Class D shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1.00% CDSC if redeemed within one year of purchase. Investors who purchase Class A shares in a single fund purchased in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B and Class D CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan (see Note
   5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. The Fund was informed that EVD received approximately $158,000, $2,000 and $13,000 of CDSC paid by shareholders for Class B shares, Class C shares and Class D shares, respectively, for the year ended August 31, 2003.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio aggregated $45,660,906 and $68,957,851, respectively, for the year ended August 31, 2003.

EATON VANCE INFORMATION AGE FUND AS OF AUGUST 31, 2003

NOTES TO FINANCIAL STATEMENTS CONT'D

8 Shareholder Meeting (Unaudited)
-------------------------------------------
   The Fund held a Special Meeting of Shareholders on June 6, 2003 to elect Trustees. The results of the vote were as follows:

                                                 NUMBER OF SHARES
                                              ----------------------
    NOMINEE FOR TRUSTEE                       AFFIRMATIVE  WITHHOLD
    ----------------------------------------------------------------
    Jessica M. Bibliowicz                      5,495,476     59,424
    Donald R. Dwight                           5,492,366     62,535
    James B. Hawkes                            5,491,353     63,548
    Samuel L. Hayes, III                       5,496,117     58,784
    William H. Park                            5,495,439     59,462
    Norton H. Reamer                           5,493,644     61,257
    Lynn A. Stout                              5,495,316     59,585

   Each nominee was also elected a Trustee of the Portfolio. In addition, the following persons were elected as Portfolio Trustees:

    Edward K.Y. Chen                           5,493,842    61,059
    Hon. Robert Lloyd George                   5,497,096    57,805

   Donald R. Dwight retired as a Trustee effective July 1, 2003 pursuant to the mandatory retirement policy of the Trust.

EATON VANCE INFORMATION AGE FUND AS OF AUGUST 31, 2003

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE INFORMATION AGE FUND:
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Information Age Fund (the "Fund") at August 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 14, 2003

INFORMATION AGE PORTFOLIO AS OF AUGUST 31, 2003

PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 95.4%

SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------
Advertising -- 3.0%
----------------------------------------------------------------------
Getty Images, Inc.(1)                           38,800     $ 1,583,040
Havas Advertising(2)                           300,000       1,401,161
----------------------------------------------------------------------
                                                           $ 2,984,201
----------------------------------------------------------------------
Aerospace and Defense -- 2.4%
----------------------------------------------------------------------
General Dynamics Corp.                           9,100     $   783,601
Thales SA(2)                                    57,000       1,635,534
----------------------------------------------------------------------
                                                           $ 2,419,135
----------------------------------------------------------------------
Biotechnology -- 1.3%
----------------------------------------------------------------------
Amgen, Inc.(1)                                  19,500     $ 1,285,050
----------------------------------------------------------------------
                                                           $ 1,285,050
----------------------------------------------------------------------
Broadcasting -- 11.4%
----------------------------------------------------------------------
Citadel Broadcasting Co.(1)                     32,800     $   724,224
Clear Channel Communications, Inc.(1)           29,900       1,349,088
Cumulus Media, Inc., Class A(1)                 76,900       1,458,793
Granada PLC(2)                                 989,690       1,599,861
Nippon Television Network Corp.(2)               8,840       1,353,127
Television Broadcasts, Ltd.(2)                 539,000       2,273,693
Univision Communications, Inc.(1)               37,700       1,413,373
XM Satellite Radio Holdings, Inc.(1)            84,000       1,150,800
----------------------------------------------------------------------
                                                           $11,322,959
----------------------------------------------------------------------
Broadcasting and Cable -- 3.3%
----------------------------------------------------------------------
Comcast Corp., Class A(1)                       44,705     $ 1,329,974
Cox Communications, Inc., Class A(1)            40,600       1,328,432
Liberty Media Corp., Class A(1)                 54,000         653,400
----------------------------------------------------------------------
                                                           $ 3,311,806
----------------------------------------------------------------------
Business Services -- 3.7%
----------------------------------------------------------------------
Arbitron, Inc.(1)                               32,800     $ 1,212,944
Dun & Bradstreet Corp.(1)                       25,600       1,077,760
Moody's Corp.                                   26,400       1,369,104
----------------------------------------------------------------------
                                                           $ 3,659,808
----------------------------------------------------------------------
SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------
Commercial Banks -- 0.6%
----------------------------------------------------------------------
W Holding Company, Inc.                         35,000     $   617,400
----------------------------------------------------------------------
                                                           $   617,400
----------------------------------------------------------------------
Communications Software -- 1.1%
----------------------------------------------------------------------
NEC Mobiling Ltd.(2)                            53,900     $ 1,117,290
----------------------------------------------------------------------
                                                           $ 1,117,290
----------------------------------------------------------------------
Computers & Peripherals -- 0.5%
----------------------------------------------------------------------
International Business Machines Corp.            6,400     $   524,864
----------------------------------------------------------------------
                                                           $   524,864
----------------------------------------------------------------------
Computers and Business Equipment -- 8.9%
----------------------------------------------------------------------
Canon, Inc.(2)                                  30,000     $ 1,441,604
Cray, Inc.(1)                                  104,000       1,317,680
Dell, Inc.(1)                                   28,100         916,903
Lexmark International, Inc.(1)                  11,500         770,960
Proview International Holdings Ltd.(2)       7,584,000       1,555,842
Sindo Ricoh Co.(2)                              44,500       2,799,957
----------------------------------------------------------------------
                                                           $ 8,802,946
----------------------------------------------------------------------
Data Processing & Outsourced Services -- 2.5%
----------------------------------------------------------------------
First Data Corp.                                33,300     $ 1,278,720
Fiserv, Inc.(1)                                 31,000       1,204,350
----------------------------------------------------------------------
                                                           $ 2,483,070
----------------------------------------------------------------------
Diversified Telecommunication Services -- 5.9%
----------------------------------------------------------------------
BCE, Inc.                                       38,000     $   824,600
BT Group PLC(2)                                438,000       1,271,016
Itochu Corp.(2)                                525,000       1,573,943
KT Corp. ADR(2)                                 82,907       1,562,797
Telefonos de Mexico SA de CV (Telmex)
ADR(2)                                          20,700         627,417
----------------------------------------------------------------------
                                                           $ 5,859,773
----------------------------------------------------------------------
Electric Products -- 0.3%
----------------------------------------------------------------------
Icom, Inc.(2)                                   14,800     $   271,926
----------------------------------------------------------------------
                                                           $   271,926
----------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

INFORMATION AGE PORTFOLIO AS OF AUGUST 31, 2003

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------
Electronic Components -- 0.7%
----------------------------------------------------------------------
Min Aik Technology Co., Ltd.(2)                387,000     $   698,167
----------------------------------------------------------------------
                                                           $   698,167
----------------------------------------------------------------------
Electronic Equipment & Instruments -- 2.6%
----------------------------------------------------------------------
Flextronics International Ltd.(1)(2)           122,900     $ 1,657,921
Identix, Inc.(1)                               135,544         868,973
----------------------------------------------------------------------
                                                           $ 2,526,894
----------------------------------------------------------------------
Electronic Parts & Components -- 1.7%
----------------------------------------------------------------------
LG Cable Ltd.(2)                               130,000     $ 1,638,144
----------------------------------------------------------------------
                                                           $ 1,638,144
----------------------------------------------------------------------
Entertainment -- 6.3%
----------------------------------------------------------------------
AOL Time Warner, Inc.(1)                        79,800     $ 1,305,528
GMM Grammy Public Company Ltd.(2)            2,384,700       1,259,382
Sky City Entertainment Group Ltd.(2)           302,500       1,570,259
Viacom, Inc., Class A                           23,300       1,048,267
Walt Disney Co. (The)                           53,800       1,102,900
----------------------------------------------------------------------
                                                           $ 6,286,336
----------------------------------------------------------------------
Health Care Providers & Services -- 0.5%
----------------------------------------------------------------------
WebMD Corp.(1)                                  50,000     $   515,000
----------------------------------------------------------------------
                                                           $   515,000
----------------------------------------------------------------------
Information Services -- 1.8%
----------------------------------------------------------------------
FactSet Research Systems, Inc.                  16,800     $   815,640
Thomson Corp. (The)(2)                          32,700         979,365
----------------------------------------------------------------------
                                                           $ 1,795,005
----------------------------------------------------------------------
Insurance -- 1.1%
----------------------------------------------------------------------
Axis Capital Holdings Ltd.(1)                   43,585     $ 1,070,012
----------------------------------------------------------------------
                                                           $ 1,070,012
----------------------------------------------------------------------
IT Consulting & Services -- 1.4%
----------------------------------------------------------------------
Accenture Ltd., Class A(1)                      40,000     $   846,400
SunGard Data Systems, Inc.(1)                   19,200         541,440
----------------------------------------------------------------------
                                                           $ 1,387,840
----------------------------------------------------------------------
SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------
Machinery -- 0.7%
----------------------------------------------------------------------
Danaher Corp.                                    8,900     $   687,525
----------------------------------------------------------------------
                                                           $   687,525
----------------------------------------------------------------------
Pharmaceuticals -- 0.7%
----------------------------------------------------------------------
BioMarin Pharmaceutical, Inc.(1)                70,800     $   669,060
----------------------------------------------------------------------
                                                           $   669,060
----------------------------------------------------------------------
Printing -- 2.6%
----------------------------------------------------------------------
St. Ives PLC(2)                                416,930     $ 2,531,136
----------------------------------------------------------------------
                                                           $ 2,531,136
----------------------------------------------------------------------
Publishing -- 14.9%
----------------------------------------------------------------------
E.W. Scripps Co., Class A                       10,100     $   874,559
EMAP PLC(2)                                    176,880       2,383,691
Gannett Co., Inc.                               11,600         909,672
John Fairfax Holdings Ltd.(2)                  705,000       1,433,109
Pearson PLC(2)                                 206,993       2,017,453
Promotora de Informaciones S.A.
(Prisa)(2)                                     257,740       2,651,158
Reed Elsevier PLC(2)                           210,570       1,610,636
Trinity Mirror PLC(2)                          236,150       1,936,647
Wolters Kluwer N.V. - CVA(2)                    60,650         944,449
----------------------------------------------------------------------
                                                           $14,761,374
----------------------------------------------------------------------
Retail -- 3.0%
----------------------------------------------------------------------
HMV Group PLC(2)                               665,400     $ 1,652,809
Hollywood Entertainment Corp.(1)                77,000       1,337,490
----------------------------------------------------------------------
                                                           $ 2,990,299
----------------------------------------------------------------------
Semiconductor Equipment and Products -- 2.9%
----------------------------------------------------------------------
Linear Technology Corp.                         27,900     $ 1,150,038
Microchip Technology, Inc.                      61,500       1,722,615
----------------------------------------------------------------------
                                                           $ 2,872,653
----------------------------------------------------------------------
Software -- 3.9%
----------------------------------------------------------------------
Adobe Systems, Inc.                             14,600     $   566,918
McDATA Corp., Class A(1)                        95,700         971,355
Microsoft Corp.                                 45,400       1,204,008
Symantec Corp.(1)                               18,600       1,068,198
----------------------------------------------------------------------
                                                           $ 3,810,479
----------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

INFORMATION AGE PORTFOLIO AS OF AUGUST 31, 2003

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------
Specialty Retail -- 3.0%
----------------------------------------------------------------------
Best Buy Co., Inc.(1)                           27,100     $ 1,409,471
Tweeter Home Entertainment Group,
Inc.(1)                                        181,500       1,586,310
----------------------------------------------------------------------
                                                           $ 2,995,781
----------------------------------------------------------------------
Telecommunication Equipment -- 1.7%
----------------------------------------------------------------------
Ace Technology Corp.(2)                        103,403     $   405,864
Coweaver Co., Ltd.(2)                          216,000         649,195
Young Woo Telecom Co., Ltd.(1)(2)              200,000         578,970
----------------------------------------------------------------------
                                                           $ 1,634,029
----------------------------------------------------------------------
Transportation -- 1.0%
----------------------------------------------------------------------
Expeditors International of Washington,
Inc.                                            26,600     $ 1,003,086
----------------------------------------------------------------------
                                                           $ 1,003,086
----------------------------------------------------------------------
Total Common Stocks
   (identified cost $89,685,841)                           $94,533,048
----------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 4.7%

                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)  VALUE
----------------------------------------------------------------------
Investors Bank and Trust Time Deposit,
1.12%, 9/2/03                               $    4,600     $ 4,600,000
----------------------------------------------------------------------
Total Short-Term Investments
   (at amortized cost, $4,600,000)                         $ 4,600,000
----------------------------------------------------------------------
Total Investments -- 100.1%
   (identified cost $94,285,841)                           $99,133,048
----------------------------------------------------------------------
Other Assets, Less Liabilities -- (0.1)%                   $   (60,382)
----------------------------------------------------------------------
Net Assets -- 100.0%                                       $99,072,666
----------------------------------------------------------------------

 (1)  Non-income producing security.
 (2)  Foreign security.

                       SEE NOTES TO FINANCIAL STATEMENTS

INFORMATION AGE PORTFOLIO AS OF AUGUST 31, 2003

PORTFOLIO OF INVESTMENTS CONT'D

COUNTRY CONCENTRATION OF PORTFOLIO

                                          PERCENTAGE
                                          OF TOTAL
COUNTRY                                   INVESTMENTS  VALUE
------------------------------------------------------------------
United States                                 50.8%    $50,362,113
United Kingdom                                15.1%     15,003,249
Republic of Korea                              7.7%      7,634,927
Japan                                          5.8%      5,757,890
Hong Kong                                      3.9%      3,829,535
France                                         3.1%      3,036,695
Spain                                          2.7%      2,651,158
Singapore                                      1.7%      1,657,921
New Zealand                                    1.6%      1,570,259
Australia                                      1.4%      1,433,109
Thailand                                       1.3%      1,259,382
Bermuda                                        1.1%      1,070,012
Canada                                         1.0%        979,365
Netherlands                                    1.0%        944,449
Taiwan                                         0.7%        698,167
Mexico                                         0.6%        627,417
Puerto Rico                                    0.6%        617,400

                       SEE NOTES TO FINANCIAL STATEMENTS

INFORMATION AGE PORTFOLIO AS OF AUGUST 31, 2003

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2003
Assets
------------------------------------------------------
Investments, at value (identified cost,
   $94,285,841)                           $ 99,133,048
Cash                                           534,397
Foreign currency, at value (identified
   cost, $43,255)                               43,662
Receivable for investments sold              1,568,733
Interest and dividends receivable              128,990
Tax reclaims receivable                          9,180
------------------------------------------------------
TOTAL ASSETS                              $101,418,010
------------------------------------------------------

Liabilities
------------------------------------------------------
Payable for investments purchased         $  2,297,513
Capital gains taxes accrued                     20,307
Accrued expenses                                27,524
------------------------------------------------------
TOTAL LIABILITIES                         $  2,345,344
------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $ 99,072,666
------------------------------------------------------
Sources of Net Assets
------------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $ 94,247,338
Net unrealized appreciation (computed on
   the basis of identified cost)             4,825,328
------------------------------------------------------
TOTAL                                     $ 99,072,666
------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
AUGUST 31, 2003
Investment Income
-----------------------------------------------------
Dividends (net of foreign taxes,
   $161,793)                              $ 1,455,411
Interest                                       82,327
-----------------------------------------------------
TOTAL INVESTMENT INCOME                   $ 1,537,738
-----------------------------------------------------

Expenses
-----------------------------------------------------
Investment adviser fee                    $   723,675
Administration fee                            241,391
Trustees' fees and expenses                    10,893
Custodian fee                                 178,548
Legal and accounting services                  37,032
Miscellaneous                                   5,774
-----------------------------------------------------
TOTAL EXPENSES                            $ 1,197,313
-----------------------------------------------------

NET INVESTMENT INCOME                     $   340,425
-----------------------------------------------------

Realized and Unrealized Gain (Loss)
-----------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $(1,096,158)
   Foreign currency and forward foreign
      currency exchange
      contract transactions                  (119,609)
-----------------------------------------------------
NET REALIZED LOSS                         $(1,215,767)
-----------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (net of foreign taxes of
      $20,307)
      (identified cost basis)             $13,872,539
   Foreign currency and forward foreign
      currency exchange contracts             (13,985)
-----------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $13,858,554
-----------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $12,642,787
-----------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $12,983,212
-----------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

INFORMATION AGE PORTFOLIO AS OF AUGUST 31, 2003

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED       YEAR ENDED
IN NET ASSETS                             AUGUST 31, 2003  AUGUST 31, 2002
--------------------------------------------------------------------------
From operations --
   Net investment income                   $    340,425     $     131,671
   Net realized loss                         (1,215,767)      (36,257,664)
   Net change in unrealized
      appreciation (depreciation)            13,858,554         5,008,298
--------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                         $ 12,983,212     $ (31,117,695)
--------------------------------------------------------------------------
Capital transactions --
   Contributions                           $ 45,660,906     $  58,848,639
   Withdrawals                              (69,128,396)     (123,142,649)
--------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                    $(23,467,490)    $ (64,294,010)
--------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                 $(10,484,278)    $ (95,411,705)
--------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------
At beginning of year                       $109,556,944     $ 204,968,649
--------------------------------------------------------------------------
AT END OF YEAR                             $ 99,072,666     $ 109,556,944
--------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

INFORMATION AGE PORTFOLIO AS OF AUGUST 31, 2003

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                     YEAR ENDED AUGUST 31,
                                  -----------------------------------------------------------
                                    2003        2002         2001         2000         1999
---------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
Expenses                             1.24%        1.15%        1.11%        1.13%       1.36%
Net investment income (loss)         0.35%        0.08%        0.08%       (0.13)%     (0.38)%
Portfolio Turnover                     93%         107%         160%         173%        131%
---------------------------------------------------------------------------------------------
TOTAL RETURN(1)                     15.23%      (17.67)%         --           --          --
---------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $99,073     $109,557     $204,969     $334,611     $97,262
---------------------------------------------------------------------------------------------

 (1) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

INFORMATION AGE PORTFOLIO AS OF AUGUST 31, 2003

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Information Age Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company, which was organized as a trust under the laws of the State of New York on June 1, 1995. The Portfolio seeks to provide long-term capital growth by investing in a global and diversified portfolio of securities of information age companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At August 31, 2003, the Eaton Vance Information Age Fund held an approximate 99.9% interest in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuations -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges are valued at closing sale prices on the exchange where such securities are principally traded. Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sale prices are not available are generally valued at the mean between the latest bid and asked prices. Futures positions on securities or currencies are generally valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees.

 B Income Taxes -- The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

 C Financial Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

 D Options on Financial Futures -- Upon the purchase of a put option on foreign currency by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When the purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending upon whether the sales proceeds from the closing sales transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

 E Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Realized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

INFORMATION AGE PORTFOLIO AS OF AUGUST 31, 2003

NOTES TO FINANCIAL STATEMENTS CONT'D

 F Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

 G Expense Reduction -- Investors Bank and Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses in the Statement of Operations. For the year ended August 31, 2003, $423 credit balances were used to reduce the Portfolio's custodian fee.

 H Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 I Other -- Investment transactions are accounted for on a trade-date basis.
   Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), and Lloyd George Investment Management (Bermuda) Limited, an affiliate of EVM (the Advisers), as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Advisers receive a monthly fee, divided equally between them, of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 2003, the adviser fee was 0.75% of average net assets for such period and amounted to $723,675. In addition, an administrative fee is earned by EVM for managing and administering the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (equal to 0.25% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 2003, the administration fee was 0.25% of average net assets for such period and amounted to $241,391. Except as to the Trustees of the Portfolio who are not members of the Advisers or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees.

   Trustees of the Portfolio that are not affiliated with the Advisers may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2003, no significant amounts have been deferred.

   Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Investment Transactions
-------------------------------------------
   Purchases and sales of investments, other than short-term obligations, aggregated $84,257,049 and $104,354,953, respectively, for the year ended August 31, 2003.

4 Federal Income Tax Basis of Unrealized Appreciation (Depreciation)
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned at August 31, 2003, as computed on a federal income tax basis, are as follows:

    AGGREGATE COST                            $94,348,797
    -----------------------------------------------------
    Gross unrealized appreciation             $10,992,312
    Gross unrealized depreciation              (6,208,061)
    -----------------------------------------------------
    NET UNREALIZED APPRECIATION               $ 4,784,251
    -----------------------------------------------------

   The unrealized depreciation on foreign currency was $1,572.

INFORMATION AGE PORTFOLIO AS OF AUGUST 31, 2003

NOTES TO FINANCIAL STATEMENTS CONT'D

5 Risks Associated with Foreign Investments
-------------------------------------------
   Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

6 Financial Instruments
-------------------------------------------
   The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments may include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

   The Portfolio did not have any open obligations under these financial instruments at August 31, 2003.

7 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the facility is allocated among the participating funds and portfolios at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2003.

8 Interestholder Meeting (Unaudited)
-------------------------------------------
   The Portfolio held a Special Meeting of Interestholders on June 6, 2003 to elect Trustees. The results of the vote were as follows:

                                              INTEREST IN THE PORTFOLIO
                                              --------------------------
    NOMINEE FOR TRUSTEE                        AFFIRMATIVE    WITHHOLD
    --------------------------------------------------------------------
    Jessica M. Bibliowicz                               99%           1%
    Edward K.Y. Chen                                    99%           1%
    Donald R. Dwight                                    99%           1%
    James B. Hawkes                                     99%           1%
    Samuel L. Hayes, III                                99%           1%
    Hon. Robert Lloyd George                            99%           1%
    William H. Park                                     99%           1%
    Norton H. Reamer                                    99%           1%
    Lynn A. Stout                                       99%           1%

   Results are rounded to the nearest whole number. Donald R. Dwight retired as a Trustee effective July 1, 2003 pursuant to the mandatory retirement policy of the Portfolio.

INFORMATION AGE PORTFOLIO AS OF AUGUST 31, 2003

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS
OF INFORMATION AGE PORTFOLIO:
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Information Age Portfolio (the "Portfolio") at August 31, 2003, and the results of its operations, the changes in its net assets and the supplementary data for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 14, 2003

EATON VANCE INFORMATION AGE FUND

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Growth Trust (the Trust) and Information Age Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The business address of each Trustee and officer, with the exception of Messrs. Chen and Lloyd George, is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc., "Atlanta Capital" refers to Atlanta Capital Management Company, LLC, "LGM" refers to Lloyd George Management (B.V.I.) Limited and "Lloyd George" refers to Lloyd George Management (Bermuda) Limited. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Lloyd George is a wholly-owned subsidiary of LGM.

                        POSITION(S)           TERM OF                                 NUMBER OF PORTFOLIOS
                          WITH THE           OFFICE AND                                 IN FUND COMPLEX
      NAME AND           TRUST AND           LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY
   DATE OF BIRTH       THE PORTFOLIO          SERVICE        DURING PAST FIVE YEARS        TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
 -----------------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE(S)

 Jessica M.               Trustee          Trustee of the    President and Chief              191                    None
 Bibliowicz                              Trust since 1998;   Executive Officer of
 11/28/59                                 of the Portfolio   National Financial
                                             since 2003      Partners (financial
                                                             services company)
                                                             (since April 1999).
                                                             President and Chief
                                                             Operating Officer of
                                                             John A. Levin & Co.
                                                             (registered investment
                                                             adviser) (July 1997 to
                                                             April 1999) and a
                                                             Director of Baker,
                                                             Fentress & Company,
                                                             which owns John A.
                                                             Levin & Co. (July 1997
                                                             to April 1999).
                                                             Ms. Bibliowicz is an
                                                             interested person
                                                             because of her
                                                             affiliation with a
                                                             brokerage firm.

 James B. Hawkes          Trustee          Trustee of the    Chairman, President and          193              Director of EVC
 11/9/41                                 Trust since 1989;   Chief Executive Officer
                                          of the Portfolio   of BMR, EVC, EVM and
                                             since 1995      EV; Director of EV;
                                                             Vice President and
                                                             Director of EVD.
                                                             Trustee and/or officer
                                                             of 193 registered
                                                             investment companies in
                                                             the Eaton Vance Fund
                                                             Complex. Mr. Hawkes is
                                                             an interested person
                                                             because of his
                                                             positions with BMR,
                                                             EVM, EVC and EV, which
                                                             are affiliates of the
                                                             Trust and the
                                                             Portfolio.

 Hon. Robert Lloyd    Trustee and Vice     Trustee since     Chief Executive Officer           5               Chairman of LGM
 George(2)            President of the       1996; Vice      of LGM and Lloyd
 8/13/52                 Portfolio        President since    George. Mr. Lloyd
                                                1995         George is an interested
                                                             person because of his
                                                             positions with LGM and
                                                             Lloyd George, which are
                                                             affiliates of the
                                                             Portfolio.

EATON VANCE INFORMATION AGE FUND

MANAGEMENT AND ORGANIZATION CONT'D

                        POSITION(S)           TERM OF                                 NUMBER OF PORTFOLIOS
                          WITH THE           OFFICE AND                                 IN FUND COMPLEX
      NAME AND           TRUST AND           LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY
   DATE OF BIRTH       THE PORTFOLIO          SERVICE        DURING PAST FIVE YEARS        TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
 -----------------------------------------------------------------------------------------------------------------------------------
 NONINTERESTED TRUSTEE(S)

 Edward K.Y.             Trustee of          Since 1996      President of Lingnan              5              Director of First
 Chen(2)               the Portfolio                         University in Hong                             Pacific Company, Asia
 1/14/45                                                     Kong.                                                Satellite
                                                                                                             Telecommunications
                                                                                                            Holdings Ltd. and Wharf
                                                                                                              Holdings Limited
                                                                                                            (property management
                                                                                                             and communications)

 Samuel L. Hayes,         Trustee          Trustee of the    Jacob H. Schiff                  193           Director of Tiffany &
 III                                     Trust since 1989;   Professor of Investment                        Co. (specialty retailer)
 2/23/35                                  of the Portfolio   Banking Emeritus,                                and Telect, Inc.
                                             since 1995      Harvard University                              (telecommunication
                                                             Graduate School of                               services company)
                                                             Business
                                                             Administration.

 William H. Park          Trustee            Since 2003      President and Chief              190                   None
 9/19/47                                                     Executive Officer,
                                                             Prizm Capital
                                                             Management, LLC
                                                             (investment management
                                                             firm) (since 2002).
                                                             Executive Vice
                                                             President and Chief
                                                             Financial Officer,
                                                             United Asset Management
                                                             Corporation (a holding
                                                             company owning
                                                             institutional
                                                             investment management
                                                             firms) (1982-2001).

 Ronald A. Pearlman       Trustee            Since 2003      Professor of Law,                190                   None
 7/10/40                                                     Georgetown University
                                                             Law Center (since
                                                             1999). Tax Partner,
                                                             Covington & Burling,
                                                             Washington, DC
                                                             (1991-2000).

 Norton H. Reamer         Trustee          Trustee of the    President, Unicorn               193                   None
 9/21/35                                 Trust since 1989;   Corporation (an
                                          of the Portfolio   investment and
                                             since 1995      financial advisory
                                                             services company)
                                                             (since September 2000).
                                                             Chairman, Hellman,
                                                             Jordan Management
                                                             Co., Inc. (an
                                                             investment management
                                                             company) (since
                                                             November 2000).
                                                             Advisory Director of
                                                             Berkshire Capital
                                                             Corporation (investment
                                                             banking firm) (since
                                                             June 2002). Formerly
                                                             Chairman of the Board,
                                                             United Asset Management
                                                             Corporation (a holding
                                                             company owning
                                                             institutional
                                                             investment management
                                                             firms) and Chairman,
                                                             President and Director,
                                                             UAM Funds (mutual
                                                             funds).

 Lynn A. Stout            Trustee            Since 1998      Professor of Law,                193                   None
 9/14/57                                                     University of
                                                             California at Los
                                                             Angeles School of Law
                                                             (since July 2001).
                                                             Formerly, Professor of
                                                             Law, Georgetown
                                                             University Law Center.

EATON VANCE INFORMATION AGE FUND

MANAGEMENT AND ORGANIZATION CONT'D

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                        POSITION(S)           TERM OF
                          WITH THE           OFFICE AND
      NAME AND           TRUST AND           LENGTH OF          PRINCIPAL OCCUPATION(S)
   DATE OF BIRTH       THE PORTFOLIO          SERVICE            DURING PAST FIVE YEARS
 ------------------------------------------------------------------------------------------
 Thomas E. Faust      President of the   Since 2002(3)       Executive Vice President of
 Jr.                       Trust                             EVM, BMR, EVC and EV; Chief
 5/31/58                                                     Investment Officer of EVM and
                                                             BMR and Director of EVC. Chief
                                                             Executive Officer of Belair
                                                             Capital Fund LLC, Belcrest
                                                             Capital Fund LLC, Belmar
                                                             Capital Fund LLC, Belport
                                                             Capital Fund LLC and Belrose
                                                             Capital Fund LLC (private
                                                             investment companies sponsored
                                                             by EVM). Officer of 53
                                                             registered investment
                                                             companies managed by EVM or
                                                             BMR.

 Gregory L. Coleman    Vice President    Since 2001          Partner of Atlanta Capital.
 10/28/49               of the Trust                         Officer of 10 registered
                                                             investment companies managed
                                                             by EVM or BMR.

 Martha G. Locke       Vice President    Since 2001          Vice President of EVM and BMR.
 6/21/52              of the Portfolio                       Officer of 5 registered
                                                             investment companies managed
                                                             by EVM and BMR.

 Duncan W.               President       Since 2002          Senior Vice President and
 Richardson           of the Portfolio                       Chief Equity Investment
 10/26/57                                                    Officer of EVM and BMR.
                                                             Officer of 42 registered
                                                             investment companies managed
                                                             by EVM or BMR.

 James A. Womack       Vice President    Since 2001          Vice President of Atlanta
 11/20/68               of the Trust                         Capital. Officer of 10
                                                             registered investment
                                                             companies managed by EVM or
                                                             BMR.

 Alan R. Dynner          Secretary       Since 1997          Vice President, Secretary and
 10/10/40                                                    Chief Legal Officer of BMR,
                                                             EVM, EVD, EV and EVC. Officer
                                                             of 193 registered investment
                                                             companies managed by EVM or
                                                             BMR.

 William J. Austin,     Treasurer of     Since 2002(3)       Assistant Vice President of
 Jr.                   the Portfolio                         EVM and BMR. Officer of 58
 12/27/51                                                    registered investment
                                                             companies managed by EVM or
                                                             BMR.

 James L. O'Connor    Treasurer of the   Since 1989          Vice President of BMR, EVM and
 4/1/45                    Trust                             EVD. Officer of 115 registered
                                                             investment companies managed
                                                             by EVM or BMR.

 (1)  Includes both master and feeder funds in a master-feeder structure.
 (2) The business address for Mr. Lloyd George is 3803 One Exchange Square, Central, Hong Kong and for Mr. Chen is President's Office, Lingnan College, Tuen Mun, Hong Kong.
 (3) Prior to 2002, Mr. Faust served as Vice President of the Trust since 1999 and Mr. Austin served as Assistant Treasurer of the Portfolio since 2001.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and Portfolio and can be obtained without charge by calling 1-800-225-6265.

             SPONSOR AND MANAGER OF EATON VANCE INFORMATION AGE FUND
                 AND ADMINISTRATOR OF INFORMATION AGE PORTFOLIO
                             EATON VANCE MANAGEMENT
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

                    CO-ADVISERS OF INFORMATION AGE PORTFOLIO
                         BOSTON MANAGEMENT AND RESEARCH
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

              LLOYD GEORGE INVESTMENT MANAGEMENT (BERMUDA) LIMITED
                            3808 ONE EXCHANGE SQUARE
                               CENTRAL, HONG KONG

                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109
                                 (617) 482-8260

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                                BOSTON, MA 02116

                                 TRANSFER AGENT
                                   PFPC INC.
                             ATTN: EATON VANCE FUNDS
                                 P.O. BOX 9653
                           PROVIDENCE, RI 02940-9653
                                 (800) 262-1122

                             INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                               160 FEDERAL STREET
                                BOSTON, MA 02110


                        EATON VANCE INFORMATION AGE FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

   This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.

                                                                     IASRC
424-10/03

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts. Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (a fixed income investment management firm). Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation ("UAM") (a holding company owning institutional investment management firms). Mr. Hayes is the Jacob H. Schiff Professor of

Investment Banking Emeritus of the Harvard University Graduate School of Business Administration. Mr. Reamer is the President of Unicorn Capital (an investment and financial advisory services company), Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm). Previously, Mr. Reamer was Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Required in Filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Required in Filing.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES

(a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS

(a)(1)        Registrant's Code of Ethics - Not applicable (please see Item 2).
(a)(2)(i)     Treasurer's Section 302 certification.
(a)(2)(ii)    President's Section 302 certification.
(b)           Combined Section 906 certification.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Growth Trust (On behalf of Eaton Vance Information Age Fund)


By:    /s/ Thomas E. Faust, Jr.
       ------------------------
       Thomas E. Faust, Jr.
       President


Date:  October 16, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ James L. O'Connor
       ---------------------
       James L. O'Connor
       Treasurer


Date:  October 16, 2003


By:    /s/ Thomas E. Faust Jr.
       -----------------------
       Thomas E. Faust. Jr.
       President


Date:  October 16, 2003